EXHIBIT 10.3

Amendments to Senior Secured Bridge Promissory Notes and related security agreements dated September 25, 2013 by and among Bioject Medical Technologies Inc. (the “Corporation”), Bioject Inc. (the “Subsidiary”), the Purchasers and the Purchaser (as defined below).

Edward Flynn, Albert Hansen, Mark Logomasini and Richard Richieri (together, the “Purchasers”), the holders of the Corporation’s $310,000 Senior Secured Bridge Promissory Notes dated July 16, 2013, and Mark Logomasini (the “Purchaser”), the holder of the Corporation’s $120,000 Senior Secured Bridge Promissory Note dated August 28, 2013, agree that in exchange for the interest rate of the foregoing notes increasing to 15% as of the date hereof, that all their rights and the references to the vial adapter device of the Purchasers and the Purchaser pursuant to and contained in (a) the foregoing notes, (b) the Security Agreements dated July 16, 2013 by and among the Corporation, the Subsidiary and the Purchasers and (c) the Security Agreement dated August 28, 2013 by and among the Corporation, the Subsidiary and the Purchaser, are hereby released and deleted and the following patents of the Subsidiary listed on Exhibit A, Part 2, Schedule B to the foregoing security agreements are hereby deleted therefrom:

Title	# of Claims	Country	Issue Date	Patent/TM #	Term/Exp date

Medication Vial/Syringe Liquid-Transfer Apparatus	10	USA	4/13/1999	5,893,397	1/12/2016

Medication Vial/Syringe Liquid-Transfer Apparatus	23	Japan	2/16/2007	3916713	12/24/2016

Medication Vial/Syringe Liquid-Transfer Apparatus	13	Europe (AT, BE, CH, DE, DK, ES, FI, FR, GB, GR, IE, IT, LI, LU, MC, NL, PT, SE)	5/21/2003	783879	12/20/2016

Medication Vial/Syringe Liquid-Transfer Apparatus	23	Canada	6/27/2000	2,192,623	12/11/2016

Agreed as of the date first set forth above:

Bioject Medical Technologies Inc.

By:	/s/ Christine M. Farrell
Christine M. Farrell, Vice President of Finance

Bioject Inc.

By:	/s/ Christine M. Farrell
Christine M. Farrell, Vice President of Finance

/s/ Edward Flynn
Edward Flynn

/s/ Albert Hansen
Albert Hansen

/s/ Mark Logomasini
Mark Logomasini

/s/ Richard Richieri
Richard Richieri

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